                                                                    Exhibit 99.2

               AMENDMENT #1 TO SECURED CONVERTIBLE PROMISSORY NOTE

     CITEL Technologies Limited, a company organized under the laws of England and Wales ("CITEL (U.K.)"), and CITEL Technologies, Inc., a Delaware corporation ("CITEL (U.S.)" are the obligors under a Secured Promissory Note, dated January 21, 2005 in the original principal amount of $3,500,000 (the "Note") payable to Verso Technologies, Inc., a Minnesota corporation ("Verso"). Capitalized Terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Note.

     FOR VALUE RECEIVED, CITEL (U.K.), CITEL U.S., and Verso hereby agree to amend the Note as follows effective as of the effective date of the Subordination Agreement dated on or about the date hereof between Verso and Bridge Bank, National Association:

     1. The last paragraph of Section 8 of the Note (immediately following
Section 8.6 thereof) shall be revised to read as follows:

          "The entire indebtedness represented by this Note shall become immediately due and payable: (i) upon the occurrence of any Event of Default described in Sections 8.2, 8.3 or 8.4 at the option of Verso and upon not less than thirty (30) days' written notice of such default, if the Event of Default is not cured prior to the expiration of that 30-day period; (ii) upon the occurrence of any Event of Default described in Section 8.1 at the option of Verso and upon not less than three (3) Business Days' written notice of such default, if the Event of Default is not cured prior to expiration of that 3-Business Day period; and (iii) automatically upon the occurrence of any Event of Default described in Section 8.5 or Section 8.6. As used in the preceding sentence, a "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, Seattle, Washington or London, England. Upon the occurrence and during the continuance of an Event of Default, all amounts owing hereunder shall bear interest at a rate equal to the lower of eight percent (8%) and the maximum amount permissible by law (which, under the laws of the State of New York, shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (such lower rate is referred to herein the "Default Rate")."

     2. The address and facsimile numbers for notice in Section 7 of the Note shall be modified as follows:

          To Verso:

               Verso Technologies, Inc.
               400 Galleria Parkway, Suite 200
               Atlanta, GA 30339
               Attn: Juliet M. Reising
               Facsimile: 678-589-3750

          To CITEL (U.K.) and CITEL (U.S.):

               CITEL Technologies, Inc.
               3131 Elliott Avenue, Suite 250
               Seattle, WA 98121
               Attn: Chief Financial Officer
               Facsimile: 206-957-6275

     3. Except as provided above, the provisions of the Note shall remain in effect.

     IN WITNESS WHEREOF, CITEL (U.K.) and CITEL (U.S.) have caused this amendment to the Note to be executed as of the effective date first above written.

                                        CITEL TECHNOLOGIES, INC.


                                        By: /s/ Mike Robinson
                                            ------------------------------------
                                        Name: Mike Robinson
                                              ----------------------------------
                                        Title: CEO
                                              ----------------------------------


                                        CITEL TECHNOLOGIES LIMITED


                                        By: /s/ Mike Robinson
                                            ------------------------------------
                                        Name: Mike Robinson
                                              ----------------------------------
                                        Title: Chief Executive Officer


                                        CITEL TECHNOLOGIES LIMITED


                                        By: /s/ W. E. Gretton
                                            ------------------------------------
                                        Name: W. E. Gretton
                                              ----------------------------------
                                        Title: Secretary


Acknowledged and agreed:

VERSO TECHNOLOGIES, INC.


By: /s/ Larry Schwartz
    ---------------------------------
Name: Larry Schwartz
      -------------------------------
Title: Vice Pres. - General Counsel
       ------------------------------